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[LETTERHEAD]

June 2, 1999

Crown Asphalt Products Company
And Crown Energy Corporation
215 South State Street, Suite 650
Salt Lake City, Utah 84111
ATTN: Mr. Jay Mealey

       Re:    $1,800,000 Loan - Conforming Amendment

Dear Jay:

You have brought to our attention the fact that the collateral descriptions in our Uniform Commercial Code Security Agreement and Loan Agreement (both dated May 12, 1999), as executed, do not conform with our mutual understanding of the breadth of the collateral coverage which was to be afforded as security for the captioned loan obligations. This letter is intended to be a letter agreement to amend and modify the documentation of the subject loan to meet our pre-closing understanding.

Accordingly, the Loan Agreement and the Uniform Commercial Code Security Agreement, are, upon your execution of this letter agreement, amended and modified so that it is clear that the security interest, assignment, lien, pledge and other similar collateral interests in furniture inventory, equipment, supplies, machinery, fixtures, accounts, accounts receivable, contract rights, instruments, documents, chattel paper, chases in action, intellectual property and general intangibles, together with all proceeds, replacements, additions and accessions of the foregoing, are limited to such property, assets, rights and interests (both tangible and intangible), directly associated with or used in connection with or derived from the emulsion plant in Carbon County, Wyoming that is described at pages 1 and 2 in subparagraphs a) and b) of the Uniform Commercial Code Security Agreement. Any references in the Loan Agreement and the Uniform Commercial Code Security Agreement to "Collateral" shall be limited as aforesaid.

No other change or modification is made to the Loan Agreement and the Uniform Commercial Code Security Agreement. Community First National Bank hereby agrees to execute and deliver to you UCC-3 amendments to modify filed financing statements in the same fashion.

Sincerely,
COMMUNITY FIRST NATIONAL BANK


/s/ Timothy J. Anderson

Timothy J. Anderson
Senior Vice President


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Crown Asphalt Products Company and
Crown Energy Corporation
June 2,1999
Page Two



The above and foregoing letter is hereby accepted in amendment end modification of the Loan Agreement and the Uniform Commercial Code Security Agreement.

BORROWER:
CROWN ASPHALT PRODUCTS COMPANY



By
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Name:
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Title:
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GUARANTOR:
CROWN ENERGY CORPORATION



By
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Name:
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Title:
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